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Exhibit 10.3

CONFORMED COPY

UNITED STATES TRADEMARK ASSIGNMENT

        This United States Trademark Assignment agreement (the "Assignment") is entered into this 16th day of March, 2004, between Mrs. Fields' Original Cookies, Inc., a Delaware corporation having its principal place of business at 2855 E. Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121 ("Assignor"), and its indirect subsidiary, The Mrs. Fields' Brand, Inc., a Delaware corporation having its principal place of business at 2855 E. Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121 ("Assignee").

        A.    Assignor is the owner of the United States trademarks and service marks set forth on the attached Schedule A, all common rights relating thereto, and all registrations and applications relating thereto (the "Marks"); and

        B.    Assignor has agreed to assign the Marks and the goodwill of the business attendant thereto, if any, and the parties wish to memorialize the transfer of the Marks and goodwill of the business associated therewith to Assignee.

        NOW, THEREFORE, for good and valuable consideration, receipt of which is herby acknowledged, the parties hereto agree as follows:

          1.     Assignment. Assignor does hereby sell, assign, transfer, and set over unto said Assignee, its entire right, title and interest in, to and under said Marks, together with the entire goodwill of the business in connection with which said Marks are used, and in and to all income, royalties, damages and payments now or thereafter due or payable with respect thereto in and to all causes of action (either at law or in equity) and the right to sue, counterclaim, and recover for past, present and future infringement of the rights assigned or to be assigned under this Assignment.

          2.     Assumption. In consideration of the assignment set forth above, Assignee hereby agrees to assume all liabilities and obligations of the Assignor arising out of or related to the Marks, including without limitation, any such liabilities and obligations that arise from periods prior to the date of this Assignment.

          3.     Further Assurances. Assignor hereby agrees to execute all papers and to perform such other proper acts as Assignee or its successors or assigns may deem reasonably necessary to secure to Assignee or to its successors or assigns, the rights transferred hereby, including without limitation, any documents necessary to record this Assignment with the United States Patent and Trademark Office and any other federal and state agency.

          4.     Miscellaneous.

            (a)   Governing Law. This Assignment shall be governed by the laws of the State of Utah (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

            (b)   Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute a single instrument.

            (c)   Descriptive Headings. Descriptive headings of the Sections of this Assignment are inserted for convenience only and shall not affect the meaning of this Assignment.

        IN WITNESS WHEREOF, the parties have caused this Assignment to be executed below, on the date indicated, by a duly authorized officer thereof.

MRS. FIELDS' ORIGINAL COOKIES, INC.
By:	/s/ SANDRA BUFFA
Name:	Sandra Buffa
Title:	Sr. Vice President
THE MRS. FIELDS' BRAND, INC.
By:	/s/ MICHAEL WARD
Name:	Michael Ward
Title:	Sr. Vice President

SCHEDULE A

TRADEMARKS

U.S. Registrations
Mrs. Fields' Original Cookies, Inc.

No.	Trademark	Country	Registration Number	Registration Date
1	1-800-COOKIES	United States	2,741,280	Jul-29-2003
2	CAKIES	United States	1,918,965	Sep-12-1995
3	COCOMAC	United States	1,843,103	Jul-05-1994
4	COOKIE POP	United States	1,472,531	Jan-12-1988
5	DEBRA'S SPECIAL	United States	1,840,761	Jun-21-1994
6	GOOD ENOUGH NEVER IS	United States	1,543,094	Jun-06-1989
8	HOT SAM	United States	1,827,896	Mar-22-1994
9	HOT SAM (& Design)*	United States	994,053	Sep-24-1974
10	HOT SAM (Stylized)	United States	989,707	Jul-30-1974
11	HOT SAM (& Design)*	United States	1,561,517	Oct-17-1989
12	LEARNING IS SWEET	United States	2,613,456	Aug-28-2002
13	MRS. FIELDS (& Design)	United States	1,983,184	Jul-02-1996
14	MRS. FIELDS (& Design)*	United States	1,791,781	Sep-07-1993
15	MRS. FIELDS (Stylized)	United States	1,299,149	Oct-02-1984
16	MRS. FIELDS (Stylized)	United States	2,672,138	Jan-07-2003
17	MRS. FIELDS COOKIES (& Design)	United States	1,256,315	Nov-01-1983
18	MRS. FIELDS COOKIES (& Design)	United States	1,241,619	Jun-07-1983
19	MRS. FIELDS PREMIUM COOKIES	United States	2,680,419	Jan-28-2003
20	NIBBLERS	United States	2,020,111	Dec-03-1996
21	QSI SOLUTIONS	United States	2,425,250	Jan-30-2001
22	QUICK SERVE IMPULSE SOLUTIONS	United States	2,425,251	Jan-30-2001
23	R & R BOURBON STREET*	United States	1,302,975	Oct-30-1984
24	THE ORIGINAL COOKIE CO.	United States	1,374,117	Dec-03-1985
25	THE ORIGINAL COOKIE CO. (& Design)	United States	1,430,447	Feb-24-1987
26	THE ORIGINAL COOKIE COMPANY, INC.	United States	1,404,285	Aug-05-1986
27	THE PRETZEL OVEN	United States	2,125,722	Dec-30-1997

TRADEMARKS

U.S. Applications
Mrs. Fields' Original Cookies, Inc.

No.	Trademark	Country	Application Number	Application Date
1	DEBBIE FIELDS	United States	78/342,463	Dec-17-2003
2	DEBBIE FIELDS	United States	78/342,458	Dec-17-2003
3	DEBBIE FIELDS	United States	78/342,455	Dec-17-2003
4	DEBBIE FIELDS	United States	78/342,453	Dec-17-2003
5	PRETZEL STIX	United States	78/338,924	Dec-10-2003

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  Exhibit 10.3
UNITED STATES TRADEMARK ASSIGNMENT